UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
 Securities Exchange Act of `1934

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FROZEN FOOD GIFT GROUP, INC.
(Name of Registrant As Specified in Charter)

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FROZEN FOOD GIFT GROUP, INC.
8844 Hillcrest Road
 Kansas City, MO 64138

Dear Shareholders:

We are writing to advise you that our Board of Directors and shareholders holding a majority of our outstanding voting capital stock have approved an amendment to the articles of incorporation (the "Authorized Amendment") to change the name from "Frozen Food Gift Group, Inc." to "APT Motovox Group, Inc." (the "Name Change").

These actions were approved by written consent on May 9, 2014 by our Board of Directors and a majority of holders of our voting capital stock, in accordance with Delaware General Corporation Law. Our directors and majority of the shareholders of our outstanding capital stock as of the record date of May 9, 2014 have approved the Authorized Amendment as determined were in the best interests of our Company and shareholders.

We have attached as Appendix A hereto a form of the proposed Authorized Amendment to change the name from "Frozen Food Gift Group, Inc." to "APT Motovox Group, Inc."

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. Pursuant to Rule 14(c)-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least ten (10) days after the date of this Information Statement has been mailed to our shareholders. This Information Statement is first mailed to you on or about May 30, 2014.

For the Board of Directors

By:	/s/ Troy Covey
Name: Troy Covey Title: President

INFORMATION STATEMENT REGARDING
ACTION TO BE TAKEN BY WRITTEN CONSENT OF
MAJORITY SHAREHOLDERS
IN LIEU OF A SPECIAL MEETING
PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement is being furnished to all holders of the common stock of Frozen Food Gift Group, Inc. (the "Company") as of May 9, 2014 in connection with the action taken by written consent of holders of a majority of the outstanding voting power of the Company to authorize the Authorized Amendment.

"We," "us," "our," the “Registrant” and the "Company" refers to Frozen Food Gift Group, Inc., a Delaware corporation.

SUMMARY OF CORPORATE ACTIONS

INFORMATION STATEMENT

This Information Statement is furnished to the stockholders of Frozen Food Gift Group, Inc., a Delaware corporation (the “Company”), in connection with our prior receipt of approval by written consents, in lieu of a special meeting, of the holders of a majority of our outstanding voting power authorizing the board of directors of the Company to amend the articles of incorporation to change the name of the Company from " Frozen Food Gift Group, Inc." to "APT Motovox Group, Inc." (the "Authorized Amendment").

On May 9, 2014, the Company obtained the approval of the Authorized Amendment by written consent of the stockholders that are the record owners of 370,255,528 shares of common stock and 17,575,239 shares of Series E Convertible Preferred Stock which represents an aggregate of approximately 61% of the voting power as of May 9, 2014. The names of the shareholders of record who hold in the aggregate a majority of our total issued and outstanding common stock and Series E Convertible Preferred Stock and who signed the written consent of stockholders are: (i) Troy A. Covey holding of record 75,000,000 shares of common stock and 10,323,868 shares of Series E Convertible Preferred stock (35%); (ii) William P. Maher holding of record 145,255,528 shares of common stock and 290,511 shares of Series E Convertible Preferred stock (2%); (iii) Wayne Patterson holding of record 75,000,000 shares of common stock and 3,815,878 shares of Series E Convertible Preferred stock (13%); (iv) William C. Dyess holding of record 75,000,000 shares of common stock and 3,144,982 shares of Series E Convertible Preferred stock (11%).

The Authorized Amendment cannot be effectuated until ten (10) days after the filing of this Information Statement and after the filing of the amended Articles of Incorporation with the Delaware Secretary of State with respect to the Name Change.

The date on which this Information Statement will be sent to stockholders will be on or about May 30, 2014 and is being furnished to all holders of the common stock of the Company on record as of May 9, 2014.

The Board of Directors, and persons owning a majority of the outstanding voting securities of the Company have unanimously adopted, ratified and approved the proposed actions by the Company's board of directors. No other votes are required or necessary.

The Quarterly Report on Form 10-Q for the quarters ended March 31, 2013, June 30, 2013, September 30, 2013 and the Annual Report on Form 10-K for fiscal year ended December 31, 2013, and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012, June 30, 2012, September 30, 2012 and the Annual Report on Form 10-K for fiscal year ended December 31, 2012 filed by the Company during the past two years with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission’s web site at  www.sec.gov  in the Edgar Archives. The Company is presently current in the filing of all reports required to be filed by it.

Only one Information Statement is being delivered to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of the shareholders. We will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the information statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the information statement or by calling our principal executive offices at (816) 767-8783. If multiple shareholders sharing an address have received one copy of this information statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to shareholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

VOTE REQUIRED

Pursuant to the Company's Bylaws and the Delaware General Corporation Law, a vote by the holders of at least a majority of the Company’s outstanding votes is required to effect the Authorized Amendment. The Company’s certificate of incorporation does not authorize cumulative voting. As of the record date, the Company had 3,942,664,924 voting shares of common stock and 22,155,729 voting shares of Series E Convertible Preferred Stock issued and outstanding. The consenting stockholders of the shares of common stock and Series E Convertible Preferred Stock are entitled to 9,157,875,028 votes, which represents approximately 61% of the voting rights associated with the Company’s shares of common stock. The consenting stockholders voted in favor of the Authorized Amendment described herein in a unanimous written consent dated May 9, 2014.

PROPOSAL I
AMENDMENT OF THE ARTICLES OF INCORPORATION
TO EFFECT THE NAME CHANGE

On May 9, 2014, our Board of Directors and majority shareholders, believing it to be in the best interests of the Company and its shareholders, approved the Name Change. The Amendment is reflected in the Form of Certificate of Amendment to the Articles of Incorporation to be filed with the Delaware Secretary of State.

Purpose and effect of the Name Change

In accordance with the evolution of the Company's future business operations, our Board of Directors believes that the amendment to the Articles of Incorporation to change the name from " Frozen Food Gift Group, Inc." to "APT Motovox Group, Inc." is necessary in light of the prospective future business operations of the Company.

Share Exchange Agreement. On March 27, 2014, the Board of Directors of the Company authorized the execution of that certain Share Exchange Agreement dated March 27, 2014 (the "Share Exchange Agreement") among the Company, APT Group, Inc., a Missouri corporation ("APT") and the shareholders of APT (the “APT Shareholders”).  In accordance with the terms and provisions of the Securities Exchange Agreement, the Company acquired all of the issued and outstanding shares of stock of APT from the APT Shareholders, thus making APT its wholly-owned subsidiary, in exchange for the issuance to the APT Shareholders of an aggregate 2,735,501,972 shares of its restricted common stock of the Company. In further accordance with the terms and provisions of the Share Exchange Agreement: (i) Troy A. Covey was appointed as the President, Chairman and a member of the Board of Directors; (ii) N. Douglas Pritt was appointed as a member of the Board of Directors. (iii) Wayne Patterson was appointed as the Chief Executive Officer;  (iv) Colin Ohler was appointed as the Chief Operating Officer; (v) Alexander Kramer was appointed as the Chief Financial Officer; (vi) William C. Dyess was appointed as a Senior Vice President; and (vii) William P. Maher was appointed as a Senior Vice President.

Thus, this represented a change in control of the Company and a change in business operations. Therefore, based on the change in control of the Company, the business operations of the Company changed to that of APT involving the design and distribution of fuel system technologies under the name of American Performance Technologies and the design and distribution of powersport and utility products under the brand name of Motovox®.

Thus, the Name Change will effectively reflect the new business operations of the Company.

The foregoing is a summary description of the terms and conditions of the Securities Exchange Agreement and does not purport to be complete and is qualified in its entirety by reference to the Securities Exchange Agreement, which was disclosed in the Current Report on Form 8-K with the Securities and Exchange Commission on March 28, 2014.

The Board of Directors, therefore, believes that the name "APT Motovox Group, Inc." will better reflect the evolution of the Company's future business operations.

Effective Time of the Name Change Amendment

We intend to file, as soon as practicable on or after the tenth (10th) day after the definitive Information Statement is filed and sent to our shareholders, an amendment to our Articles of Incorporation effectuating the Name Change with the Secretary of State of Delaware. The Authorized Amendment to our Articles of Incorporation will become effective at the close of business on the date the Certificate of Amendment to the Articles of Incorporation is accepted for filing by the Secretary of State of Delaware. It is presently contemplated that such filing will be made approximately ten (10) days from the date that a definitive Information Statement is filed sent to our shareholders. The text of the Certificate of Amendment to the Articles of Incorporation is subject to modification to include such changes as may be required by the Delaware Secretary of State to effectuate the Name Change.

No Appraisal Rights for the Amendment

Under Delaware law, the Company’s shareholders are not entitled to appraisal rights with respect to the Authorized Amendment and the Company will not independently provide shareholders with any such right.

BOARD OF DIRECTORS’
 AND STOCKHOLDER APPROVAL

As our directors and holders of approximately 61% of our voting power signed a written consent in favor of the amendment to the Articles of Incorporation, we are authorized to amend the Articles of Incorporation to effect the Name Change. The Name Change will be effective upon the filing of an amendment to the Articles of Incorporation with the Secretary of State of the State of Delaware, which is expected to occur as soon as reasonably practicable on or after the 10th day following the mailing of this Information Statement to stockholders.

The information contained in this Information Statement constitutes the only notice we will be providing stockholders.

DESCRIPTION OF SECURITIES

Description of Common Stock

Number of Authorized and Outstanding Shares

The Company's Articles of Incorporation authorizes the issuance of 20,000,000,000 shares of common stock, par value $0.00001 per share of which 3,942,664,924 shares were outstanding on May 9, 2014. All of the outstanding shares of common stock are fully paid and non-assessable.

Description of Preferred Stock

Number of Authorized and Outstanding Shares

The Company's Articles of Incorporation authorizes the issuance of 19,738,646 shares of Series C Convertible Preferred stock, par value $0.00001 per share of which 19,738,643 shares were outstanding on May 9, 2014. All of the outstanding shares of Series C Convertible Preferred stock are fully paid and non-assessable.

The Company's Articles of Incorporation authorizes the issuance of 22,155,729 shares of Series E Convertible Preferred stock, par value $0.00001 per share of which 22,155,729 shares were outstanding on May 9, 2014. All of the outstanding shares of Series E Convertible Preferred stock are fully paid and non-assessable.

Voting Rights

Holders of shares of common stock are entitled to one vote for each share held of record on all matters to be voted on by the shareholders. Holders of Class C Convertible Preferred Stock are not entitled to voting rights. Holders of Class E Convertible Preferred Stock are entitled to five hundred votes for each share held of record on all matters to be voted on by the shareholders. Accordingly, the holders of in excess of 50% of the aggregate number of shares of common stock and Class E Convertible Preferred Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all shareholders. The holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

Other

Holders of common stock have no cumulative voting rights. Holders of common stock have no preemptive rights to purchase the Company's common stock. Holders of Class C Convertible Preferred Stock do not have voting rights, but may convert their stock to common stock on a 500 to one basis, at the option of the holder, at any time after 540 days from the issuance date.  Holders of Class E Convertible Preferred Stock are entitled to five hundred votes for each share held of record on all matters to be voted on by the shareholders, and may convert their stock to common stock on a 500 to one basis, at the option of the holder, at any time after 360 days from the issuance date.

Transfer Agent

Shares of common stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the common stock certificate, properly endorsed. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state security laws. The Company’s transfer agent for its common stock is Direct Transfer LLC, 500 Perimeter Park, Suite D, Morrisville, NC 27560.

VOTE REQUIRED FOR APPROVAL

In accordance with Section 228 of the Delaware General Corporation Law, the following actions were taken based upon the unanimous recommendation and approval by the Company's Board of Directors and the written consent of the majority shareholders.

The Board of Directors of the Company has adopted, ratified and approved the Authorized Amendment. The securities that are entitled to vote approval of the Authorized Amendment consist of issued and outstanding shares of the Company's $0.00001 par value common voting stock and Series E Convertible Preferred Stock outstanding on May 9, 2014, the record date for determining shareholders who are entitled to notice of and to vote.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors fixed the close of business on May 9, 2014 as the record date for the determination of the common and preferred shareholders entitled to notice of the action by written consent.

At the record date, the Company had 20,000,000,000 shares of common stock authorized with a stated par value of $0.00001, of which 3,942,664,924 shares of common stock were issued and outstanding. The holders of shares of common stock are entitled to one vote per share on matters to be voted upon by shareholders.

At the record date, the Company had 22,155,729 shares of Series E Convertible Preferred Stock authorized with a stated par value of $0.00001, of which 22,155,729 shares of Series E Convertible Preferred Stock were issued and outstanding. The holders of shares of Series E Convertible Preferred Stock are entitled to 500 votes per share on matters to be voted upon by shareholders.

The holders of shares of common stock are entitled to receive pro rata dividends, when and if declared by the Board of Directors in its discretion, out of funds legally available therefore, but only if dividends on preferred stock have been paid in accordance with the terms of the outstanding preferred stock and there exists no deficiency in the sinking fund for the preferred stock.

Dividends on the common stock are declared by the Board of Directors. Payment of dividends on the common stock in the future, if any, will be subordinate to the preferred stock, must comply with the provisions of the Delaware General Corporation Law and will be determined by the Board of Directors. In addition, the payment of any such dividends will depend on the Company's financial condition, results of operations, capital requirements and such other factors as the board of directors deems relevant.

Shareholders and the holders of a controlling interest equaling approximately 61% of the voting power of the Company, as of the record date, have consented to the proposed amendments to the Articles of Incorporation. The shareholders have consented to the action required to adopt Proposal One above. This consent was sufficient, without any further action, to provide the necessary stockholder approval of the action.

IDENTIFICATION OF CURRENT DIRECTORS AND EXECUTIVE OFFICERS

All of the Company's directors hold office until the next annual general meeting of the shareholders or until their successors are elected and qualified. The Company's officers are appointed by its Board of Directors and hold office until their earlier death, retirement, resignation or removal.

The Company's current directors and executive officers, their ages and positions held as of May 9, 2014 are as follows:

Name	Age	Position with the Company
Troy A. Covey	43	President, Director
N. Douglas Pritt	72	Director
Wayne Patterson	60	Chief Executive Officer
Colin Ohler	50	Chief Operating Officer
Alexander Kramer	49	Chief Financial Officer
William C. Dyess	50	Senior Vice President
William P. Maher	44	Senior Vice President

Business Experience

The following is a brief account of the education and business experience of each director, executive officer and key employee during at least the past five years, indicating each person's principal occupation during the period, and the name and principal business of the organization by which he or she was employed, and including other directorships held in reporting companies.

Mr. Troy A. Covey has served as President of American Performance Technologies since 2007.  Mr. Covey co-founded APT in 2007 with a mission to lead the motorsports and utility products industry in energy conservation, quality design, high performance manufacturing and cutting edge technology. Prior to founding APT, he launched two other entrepreneurial consumer products businesses.

Mr. N. Douglas Pritt is a Director and is currently the Chief Executive Officer of Energy Revenue America, where he has served from 2012 to present. He had previously served as Chairman and Chief Executive Officer of NavStar Technologies, Inc., from 2002 through 2012.

Mr. Wayne Patterson has served as Chief Executive Officer of American Performance Technologies since 2007.  Mr. Patterson oversees product development, sales and marketing.  Wayne’s background includes co-founder of Alpine Electronics, SVP of Specialized Bicycle Corporation, corporate restructure and strategic development for Oakley, and category development/M&A/Board of Directors for Nike. Over the last 30 years, Mr. Patterson has worked as a senior consultant and or held senior executive positions at major consumer brands including Nike, Specialized, Oakley, Mattel, Polaris, Sony, Trek, Schutt, Alpine and others.  He holds a B.A. in Business from San Jose State University.

Mr. Alexander Kramer joined APT in 2013 as its Chief Financial Officer and is responsible for finance & accounting operations and compliance for APT’s consolidated activities in the USA and abroad.  Additionally, he provides strategic direction to capital formation, foreign trade compliance administration, and works closely with the sales and management teams.  Mr. Kramer brings over 20 years of financial and executive business experience to the group from both the corporate and private sectors and across multiple industries including manufacturing, consumer goods & distribution, technology development, and non-profits.  He holds an MIM Masters of International Finance from “Thunderbird” (American Graduate School of International Management), speaks Spanish and French, and is a certified Sarbanes Oxley trained professional.

Mr. Colin Ohler has served as Chief Operating Officer of American Performance Technologies since 2013.  Mr. Ohler oversees product development, sourcing, industrialization, supply chain management, logistics, and Asia sales.  Mr. Ohler was previously employed as Vice President of Burton Corporation Asian Operations and as Director/General Manager of K2 Asia.  In these roles, he established product development, manufacturing, sourcing, supply chain management, and China sales.  Mr. Ohler was also a Research Engineer/Rocket Scientist at Southern Research Institute, where he tested and analyzed rocket motors.  He received an Executive M.B.A. with Honors from the University of Iowa Tippie School of Management, and a Master of Science and B.S. in Mechanical Engineering at the University of Kansas.  Mr. Ohler reads, writes and speaks fluent Mandarin.

Mr. William Maher served as Chief Financial Officer of American Performance Technologies from 2011 to 2012 and as Senior Vice President, Corporate and Legal Affairs since 2013.  Mr. Maher oversees capital formation, regulatory issues, treasury management, human resources, and legal affairs.  Prior to joining APT in 2011, Mr. Maher owned several businesses in the finance and factoring industries.  He has also held roles in the United States, Japan, and Thailand in commercial banking, venture incubation, international business development, and was an adjunct professor of business strategy.  Mr. Maher received a bachelor’s degree from American Intercontinental University, an M.B.A. from the University of Phoenix, and a J.D. from Concord Law School.  Mr. Maher reads, writes, and speaks fluent Japanese and is conversant in Thai.

Mr. William C. Dyess is a co-founder of the Company and has served as Senior Vice President, Director of Research and Development of American Performance Technologies since 2007.  Prior to that, Mr. Dyess served as President / CEO of Case Supercharged Induction.   Mr. Dyess was involved in two-cycle engine development at the University of Wyoming as a Principal Research Investigator for several federally funded SBIR Low emissions research and development projects and was a faculty advisor for numerous SAE collegiate design competitions.

Family Relationships

There are no family relationships between any of our directors or executive officers and any other directors or executive officers.

Board Committees and Independence

We are not required to have any independent members of the Board of Directors. As we do not have any board committees, the board as a whole carries out the functions of audit, nominating and compensation committees, and such “independent director” determination has been made pursuant to the committee independence standards.

Code of Ethics

Our Board has adopted a Code of Ethics that applies to all of our employees, including our Chief Executive Officer and persons performing similar functions. Although not required, the Code of Ethics also applies to our Board. The Code provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistle-blowing or the prompt reporting of illegal or unethical behavior. We will provide a copy of the Code of Ethics to any person without charge, upon request. The request for a copy can be made in writing to Frozen Food Gift Group, Inc., 8844 Hillcrest Road, Kansas City, Missouri 64138, Attention: William Maher.

Compliance With Section 16(A) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company's directors and officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by the Company and on the representations of the reporting persons, the Company believes that these persons have complied with all applicable filing requirements during the fiscal year ended December 31, 2013.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid to the Company's Chief Executive Officer and those executive officers that earned in excess of $100,000 during fiscal years ended December 31, 2013 and 2012 (collectively, the “Named Executive Officers”):

Name and Position	Year	Salary ($)(1)		Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Jonathan Irwin (CEO)	2013	120,000	(2)	-	-	-	120,000
	2012	120,000	(3)				120,000
___________
(1)	The values shown in this column represent the dollar amount recognized for financial statement reporting purposes with respect to the 2013 and 2012 fiscal years.
(2)
In 2013, Mr. Irwin received $24,000 in cash compensation and $96,000 of deferred compensation. Deferred compensation is to be paid to Mr. Irwin by January 1, 2015, in cash payments and/or shares of stock in the Company.

(3)
In 2012, Mr. Irwin received $42,000 in cash compensation and $78,000 of deferred compensation. Deferred compensation is to be paid to Mr. Irwin by January 1, 2014, in cash payments and/or shares of stock in the Company.

Outstanding equity awards at fiscal year end.

None.

Summary Compensation Table
Name and Principal Position *	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jonathan Irwin	2013	120,000	0	0	0	0	0	0	0
CEO, Treasurer,	2012	120,000	0	0	0	0	0	0	0
Secretary and Director

*Mr. Irwin resigned from all capacities with the Company on March 27, 2014.

LONG TERM INCENTIVE PLANS.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS
 AND FIVE PERCENT STOCKHOLDERS

The following table sets forth certain information concerning the ownership of the Company's common stock as of May 9, 2014 with respect to: (i) each person known to the Company to be the beneficial owner of more than five percent of the Company's common stock; (ii) all directors; and (iii) directors and executive officers of the Company as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of May 9, 2014, there were 3,942,664,924 shares of common stock issued and outstanding.

Security Ownership of Certain Beneficial Owners

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class (1)

Common Stock	Troy A. Covey 7 E 203rd Street Belton, Missouri 64012	75,000,000 shares, President and Director	1.90%

Common Stock	N. Douglas Pritt 11108 West 120th Terrace Overland Park, Kansas 66213	25,000,000 shares, Director	0.63%

Common Stock	Wayne Patterson 331 Troy Road Oakland, Oregon 97462	75,000,000 shares, Chief Executive Officer	1.90%

Common Stock	Harold C. Ohler By: Kai Long Global Investments Limited Room 1278, 12/F KITEC 1 Trademark Drive Kowloon Bay Hong Kong NT, China	219,912,563 shares, Chief Operating Officer	5.58%

Common Stock	William C. Dyess 7511 E 99th Street Kansas City, MO 64134	75,000,000 shares, Senior Vice President	1.90%

Common Stock	William P. Maher 4521 Wornall Road, Unit 204 Kansas City, Missouri 64111	145,255,500 shares, Senior Vice President	3.68%

Directors and executive officer as a group (6 persons)	Common Stock	615,168,063 shares	15.6%

(1)	Percentage of beneficial ownership of our common stock is based on 3,942,664,924 shares of common stock outstanding as of the date of the table.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in an increase in the number of authorized shares of the Company's common stock or creation of preferred shares or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the Securities and Exchange Commission relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

INCORPORATION OF FINANCIAL INFORMATION

We “incorporate by reference” into this Information Statement the information in certain documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this information statement the following documents we have previously filed with the SEC: the Quarterly Report on Form 10-Q for the quarters ended December 31, 2013, September 30, 2013 and June 30, 2013, the Annual Report on Form 10-K for fiscal year ended March 31, 2013, and the Quarterly Reports on Form 10-Q for the quarters ended December 31, 2012, September 30, 2012 and June 30, 2013 filed by the Company during the past two years with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission’s web site at  www.sec.gov in the Edgar Archives. The Company is presently current in the filing of all reports required to be filed by it.

FROZEN FOOD GIFT GROUP, INC.
8844 Hillcrest Road
 Kansas City, MO 64138

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this information statement carefully.

By Order of the Board of Directors

Dated: May 23, 2014	By:	/s/ Troy Covey
President and Director

By:	/s/ N. Douglas Pritt
Director

APPENDIX A

Proposed Amendment to the Article First of the Certificate of Incorporation,
indicating the change of name of the Company to APT Motovox Group, Inc.

FIRST: The name of this corporation shall be APT Motovox Group, Inc.